SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549




                                  FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  July 15, 1997




                       ARVIDA/JMB PARTNERS, L.P. - II
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




     Illinois                      0-19245                  58-1809884
-------------------            --------------           --------------------
(State or other)                 (Commission            (IRS Employer
 Jurisdiction of                File Number)             Identification No.)
 Organization



            900 N. Michigan Avenue, Chicago, Illinois  60611-1575
            -----------------------------------------------------
                   (Address of principal executive office)




     Registrant's telephone number, including area code:  (312) 915-1987
     -------------------------------------------------------------------

ITEM 2. DISPOSITION OF ASSETS. On July 15, 1997, Heathrow Development Associates, Ltd. ("Heathrow"), of which Arvida/JMB Partners, L.P. - II (the "Partnership") is the general partner, closed on the sale of its retail shopping plaza at the Heathrow community to Suncor of Heathrow, Ltd.
(the "Buyer"). The Buyer is not affiliated with Heathrow or the Partnership, and the sale price was determined by arm's-length negotiations and approved by the lender that held the mortgage on the property. The gross sale price was $5,100,000. The net proceeds from the sale, after proration's and closing costs, totaled $5,003,539. Of this amount, $4,903,539 was applied against the outstanding principal balance on the term loans owed to the lender, and $100,000 was deposited to fund expenses.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial Statements of business acquired

                  Not applicable.

        (b)  Pro Forma Financial Information

                  See attached.

        (c)  Exhibits

             2.1. Agreement for Sale and Purchase of Real Property dated May 27, 1997 by and between Heathrow Development Associates, Ltd. and Roliho, Inc. for the sale of the retail shopping plaza at the Heathrow community is filed herewith.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        ARVIDA/JMB PARTNERS, L.P. - II

                        BY:   Arvida/JMB Managers-II, Inc.
                              (The General Partner)


                              GARY NICKELE
                        By:   Gary Nickele
                              Vice President












Dated:  July 29, 1997







































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



                       PROFORMA FINANCIAL INFORMATION

                       Arvida/JMB Partners, L.P. - II
                           (A Limited Partnership)
                          And Consolidated Venture

                         Consolidated Balance Sheet


                                               Pro Forma
                               Historical      Adjustments     Pro Forma
                                March 31,     for Disposi-     March 31,
                                  1997          tion (1)         1997
                              ------------    ------------    -----------
ASSETS
------

Cash and cash
  equivalents. . . . . . . .  $    247,698                        247,698
Restricted cash. . . . . . .       756,815         100,000        856,815
Trade and other accounts
 receivable (net of
 allowance for doubtful
 accounts of $62,690
 at March 31, 1997). . . . .        31,041         (22,426)         8,615
Real estate inventories. . .        57,598                         57,598
Property and equipment
 held for sale or
 disposition . . . . . . . .     2,701,441      (2,698,653)         2,788
Prepaid expenses and
 other assets. . . . . . . .       755,415         (97,732)       657,683
                              ------------     -----------   ------------
    Total assets . . . . . .  $  4,550,008      (2,718,811)     1,831,197
                              ============     ===========   ============

LIABILITIES
-----------

Bank overdrafts. . . . . . .  $      6,395                          6,395
Accounts payable . . . . . .       132,707                        132,707
Deposits . . . . . . . . . .        49,212         (32,082)        17,130
Accrued expenses and
 other liabilities . . . . .    34,088,179         (17,193)    34,070,986
Amounts due to
 affiliates. . . . . . . . .     7,623,430                      7,623,430
Notes and mortgages
 payable (in default). . . .    78,769,410      (4,903,539)    73,865,871
                              ------------     -----------   ------------
Commitments and
  contingencies

    Total liabilities. . . .   120,669,333      (4,952,814)   115,716,519
                              ------------     -----------   ------------

                       PROFORMA FINANCIAL INFORMATION

                       Arvida/JMB Partners, L.P. - II
                           (A Limited Partnership)
                          And Consolidated Venture

                   Consolidated Balance Sheet - Continued


                                               Pro Forma
                               Historical      Adjustments     Pro Forma
                                March 31,     for Disposi-     March 31,
                                  1997          tion (1)         1997
                              ------------    ------------    -----------

Partners' deficits:
 General Partner and
  Associated Limited
  Partner:
   Capital contributions . .         2,000                          2,000
   Cumulative net loss . . .    (8,720,336)         22,340     (8,697,996)
   Cumulative cash
     distributions . . . . .      (246,771)                      (246,771)
                              ------------     -----------   ------------
                                (8,965,107)         22,340     (8,942,767)
                              ------------     -----------   ------------
 Limited partners:
   Capital contributions . .   209,753,671                    209,753,671
   Cumulative net loss . . .  (307,686,715)      2,211,663   (305,475,052)
   Cumulative cash
    distributions. . . . . .    (9,221,174)                    (9,221,174)
                              ------------     -----------   ------------
                              (107,154,218)      2,211,663   (104,942,555)
                              ------------     -----------   ------------
    Total partners'
     deficits. . . . . . . .  (116,119,325)      2,234,003   (113,885,322)
                              ------------     -----------   ------------
    Total liabilities
     and partners'
     deficits. . . . . . . .  $  4,550,008      (2,718,811)     1,831,197
                              ============     ===========   ============


(1) The 1997 unaudited pro forma consolidated financial statements give effect to the sale of the Partnership's retail shopping plaza at the Heathrow community as if the sale had occurred, for balance sheet purposes, on March 31, 1997 and, for statement of operation purposes, on January 1, 1997. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 gives effect to the sale as if it had occurred on January 1, 1996.

                       PROFORMA FINANCIAL INFORMATION

                       Arvida/JMB Partners, L.P. - II
                           (A Limited Partnership)
                          And Consolidated Venture

                    Consolidated Statement of Operations


                                               Pro Forma
                               Historical      Adjustments     Pro Forma
                                March 31,     for Disposi-     March 31,
                                  1997          tion (1)         1997
                              ------------    ------------    -----------
Revenues:
 Housing . . . . . . . . . .   $     --                             --
 Homesites . . . . . . . . .         --                             --
 Operating properties. . . .       218,623        (218,623)         --
 Brokerage and other
  operations . . . . . . . .         --                             --
                               -----------     -----------    -----------
    Total revenues . . . . .       218,623        (218,623)         --
                               -----------     -----------    -----------
Cost of revenues:
 Housing . . . . . . . . . .         --                             --
 Homesites . . . . . . . . .         --                             --
 Operating properties. . . .       108,388         (96,604)        11,784
 Brokerage and other
  operations . . . . . . . .         --                             --
                               -----------     -----------    -----------
    Total cost of
     revenues. . . . . . . .       108,388         (96,604)        11,784
                               -----------     -----------    -----------
Gross operating profit
 (loss). . . . . . . . . . .       110,235        (122,019)       (11,784)
Selling, general and
 administrative expenses . .      (195,726)                      (195,726)
                               -----------     -----------    -----------
    Net operating loss . . .       (85,491)       (122,019)      (207,510)

Interest income. . . . . . .        11,476            (127)        11,349
Interest and real estate
 taxes . . . . . . . . . . .    (3,624,125)        141,181     (3,482,944)
                               -----------     -----------    -----------
    Net loss . . . . . . . .   $(3,698,140)         19,035     (3,679,105)
                               ===========     ===========    ===========
    Net loss per
     Limited Partner-
     ship Interest . . . . .   $    (14.63)            .33         (14.30)
                               ===========     ===========    ===========

(1) The 1997 unaudited pro forma consolidated financial statements give effect to the sale of the Partnership's retail shopping plaza at the Heathrow community as if the sale had occurred, for balance sheet purposes, on March 31, 1997 and, for statement of operation purposes, on January 1, 1997. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 gives effect to the sale as if it had occurred on January 1, 1996.

                       PROFORMA FINANCIAL INFORMATION

                       Arvida/JMB Partners, L.P. - II
                           (A Limited Partnership)
                          And Consolidated Venture

                    Consolidated Statement of Operations

                                               Pro Forma
                               Historical      Adjustments     Pro Forma
                              December 31,    for Disposi-    December 31,
                                  1996          tion (1)         1996
                              ------------    ------------    -----------
Revenues:
 Housing . . . . . . . . . .  $    140,810                        140,810
 Homesites . . . . . . . . .     1,243,074                      1,243,074
 Land and property . . . . .    20,286,616                     20,286,616
 Operating properties. . . .     3,315,655        (837,972)     2,477,683
 Brokerage and other
  operations . . . . . . . .       767,065                        767,065
                               -----------     -----------    -----------
    Total revenues . . . . .    25,753,220        (837,972)    24,915,248
                               -----------     -----------    -----------
Cost of revenues:
 Housing . . . . . . . . . .       336,186                        336,186
 Homesites . . . . . . . . .     1,075,568                      1,075,568
 Land and property . . . . .    14,115,847                     14,115,847
 Operating properties. . . .     3,023,179        (649,617)     2,373,562
 Brokerage and other
  operations . . . . . . . .       600,742                        600,742
                               -----------     -----------    -----------
    Total cost of revenues .    19,151,522        (649,617)    18,501,905
                               -----------     -----------    -----------
Gross operating profit . . .     6,601,698        (188,355)     6,413,343
Selling, general and
 administrative expenses . .    (1,999,640)                    (1,999,640)
                               -----------     -----------    -----------
    Net operating income . .     4,602,058        (188,355)     4,413,703

Interest income. . . . . . .        28,484                         28,484
Interest and real
 estate taxes. . . . . . . .   (12,264,066)        574,361    (11,689,705)
                               -----------     -----------    -----------
    Loss before extra-
     ordinary item . . . . .    (7,633,524)        386,006     (7,247,518)

    Extraordinary item:
     Gain on early
      extinguishment of
      debt . . . . . . . . .    20,000,000                     20,000,000
                               -----------     -----------    -----------
    Net income . . . . . . .   $12,366,476         386,006     12,752,482
                               ===========     ===========    ===========
    Net income per limited
     partnership interest
     before extraordinary
     item. . . . . . . . . .   $     64.05            2.42          66.47
                               ===========     ===========    ===========
    Net income per
     limited partnership
     interest. . . . . . . .   $     64.05            2.42          66.47
                               ===========     ===========    ===========

(1) The 1997 unaudited pro forma consolidated financial statements give effect to the sale of the Partnership's retail shopping plaza at the Heathrow community as if the sale had occurred, for balance sheet purposes, on March 31, 1997 and, for statement of operation purposes, on January 1, 1997. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 gives effect to the sale as if it had occurred on January 1, 1996.